UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

CHRYSLER GROUP LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54282	27-0187394
(Commission File Number)	(IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 30, 2014, Fiat S.p.A., the parent of Chrysler Group LLC (the “Company”), issued a press release containing the results of operations and financial condition of Fiat S.p.A. for the quarter ended June 30, 2014. A copy of this press release is furnished herewith as Exhibit 99.1.

The information contained in the press release furnished herewith includes the consolidated results of Fiat S.p.A and its subsidiaries, including the Company, and has been prepared in accordance with International Financial Reporting Standards (IFRS).

Consistent with its usual practice, the Company will subsequently issue a press release announcing its preliminary second quarter financial results on a stand-alone basis, and prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP), followed by a conference call to review and discuss its preliminary second quarter financial results.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Fiat S.p.A. dated July 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2014

CHRYSLER GROUP LLC (Registrant)

/s/ Richard K. Palmer
Richard K. Palmer
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by Fiat S.p.A. dated July 30, 2014.